                                                                      Exhibit 20

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Eldon R. Arnold, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Eldon R. Arnold
                                        ----------------------------------------
                                        Eldon R. Arnold
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ James L. Bryan
                                        ----------------------------------------
                                        James L. Bryan
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Loretta M. Burd
                                        ----------------------------------------
                                        Loretta M. Burd
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Joseph J. Gasper, Jr., a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Joseph J. Gasper, Jr.
                                        ----------------------------------------
                                        Joseph J. Gasper, Jr.
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, William B. Eckhardt, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of June, 2007.


                                        /s/ William B. Eckhardt
                                        ----------------------------------------
                                        William B. Eckhardt
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Bert J. Hash, Jr., a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Bert J. Hash, Jr.
                                        ----------------------------------------
                                        Bert J. Hash, Jr.
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jeff Post, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Jeff Post
                                        ----------------------------------------
                                        Jeff Post
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Victoria W. Miller, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Victoria W. Miller
                                        ----------------------------------------
                                        Victoria W. Miller
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ C. Alan Peppers
                                        ----------------------------------------
                                        C. Alan Peppers
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Neil A. Springer
                                        ----------------------------------------
                                        Neil A. Springer
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Farouk D. G. Wang
                                        ----------------------------------------
                                        Farouk D. G. Wang
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ Larry T. Wilson
                                        ----------------------------------------
                                        Larry T. Wilson
                                        Director, CUNA Mutual
                                        Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James W. Zilinski, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 23 day of February, 2007.


                                        /s/ James W. Zilinski
                                        ----------------------------------------
                                        James W. Zilinski
                                        Director, CUNA Mutual
                                        Life Insurance Company